UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 3, 2008

KIEWIT ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Nebraska	000-10810	47-6131402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division U.S. Bank National Association 1700 Farnam Street Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

(402) 348-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On December 3, 2008, U.S. Bank National Association, as trustee (the “Trustee”) of the Kiewit Royalty Trust (the “Trust”) in accordance with the Kiewit Royalty Trust Indenture dated May 17, 1982, as amended, dismissed KPMG, LLP (“KPMG”), as the Trust’s independent accountant. The Trust is administered by officers and employees of the Trustee and has no board of directors or audit committee.

The audit reports of KPMG on the financial statements of the Trust as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s reports on the statements of the Trust as of and for the years ended December 31, 2007 and 2006, contained a separate paragraph stating that: “As described in note 1, these financial statements were prepared on the basis of cash receipts and disbursements as prescribed by the Securities and Exchange Commission, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.”

During the two fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through December 3, 2008, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised the officers of the Trustee of the existence of a material weakness in the Trust’s internal control over financial reporting related to cash receipt cutoff, which was identified in the subsequent interim period, and described in the Trust’s Forms 10-Q for the periods ended June 30, 2008 and September 30, 2008. KPMG discussed this weakness with the officers of the Trustee, and although the Trust has not yet engaged a successor accountant, the Trust has authorized KPMG to respond fully to the inquires of any successor accountant concerning the material weakness.

The Trust has provided KPMG with a copy of the disclosure it is making in this Item 4.01(a) and has requested that KPMG furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Trust in this Item 401(a). A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description
16.1	Letter from KPMG, LLP dated December 9, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIEWIT ROYALTY TRUST

	By:	U.S. Bank National Association in its capacity as Trustee and not in its individual capacity or otherwise

Date: December 9, 2008	By:	/s/ Luke H. Paladino
Luke H. Paladino, Trust Officer